Exhibit 99.1

0 ICR Conference January 2022

1 Important Information 1Net income per diluted share in Q3 FY 2021 was approximately $1.00, or $0.99 when excluding an approximately $0.01 per share benefit due to income tax accounting for share-based compensation. 2Net income per diluted share in Q3 FY 2020 was approximately $0.85, or $0.81 when excluding an approximately $0.04 per share benefit due to income tax accounting for share-based compensation. Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating orfinancial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light oftheir industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the effect of COVID-19 on our business operations, growth strategies, store traffic, employee availability, financial condition, liquidity and cash flow; decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences and the Company’s ability to effectively: execute on its growth strategy; maintain and enhance its strong brand image; compete effectively; maintain good relationships with its key suppliers; and improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date onwhich it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. COVID-19 Impact The extent to which COVID-19 impacts our operations will depend on future developments, which are highly uncertain and difficultto predict, including, among others, the duration of the outbreak, new information that may emerge concerning the severity of COVID-19 and the actions, especially those taken by governmental authorities, to contain the pandemic or treat its impact. As events are rapidly changing, additional impacts may arise that we are not aware of currently. For more information about the risks, uncertainties, and other factors that could affect our future results, please see the risks described in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and our subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures The Company presents Adjusted EBIT because it is an important financial measure that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBIT is a non-GAAP financial measure and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBIT as earnings before interest and income tax, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, acquisition-related expenses, acquisition-related integration costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, loss/(gain) on adjustment of ROU asset and liability, store impairment charges, secondary offering costs, andother due diligence expenses. In addition, for fiscal year 2017, which was a 53-week fiscal year, the Company has made further adjustments to account for the extra week. Since Adjusted EBIT is a non-GAAP financial measure, it is susceptible to varying calculations and the Company’s Adjusted EBIT may not be comparable to similarly titled measures of other companies, includingcompanies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBIT to Net Income.

Outsized Sales & Margin Growth Over Multiple Years

METRICS	PRELIMINARY FY 2022 Q3	FY 2021 Q3	FY 2020 Q3	FY 2019 Q3
2 Year Total Sales Growth	+71.1% 2 year SSS +61.0%			
1 Year Total Sales Growth	+60.7%	+6.5%	+11.8%	+13.0%
1 Year Same Store Sales Growth	+54.2% Stores +55.7% E-commerce +48.4%	+4.6% Stores +1.9% E-commerce +16.3%	+6.7% Stores +5.7% E-commerce +11.0%	+9.2% Stores +8.6% E-commerce +11.6%
1 Year Merchandise Margin Growth	+270bps	+150bps	+50bps	+120bps
GAAP Earnings Per Share	$2.27 1 year growth +127% 4 year CAGR[1] +42%	$1.00 1 year growth +18%	$0.85 1 year growth +29%	$0.66 1 year growth +18%
Tax Adjusted Earnings Per Share	$2.23 1 year growth +125% 4 year CAGR[1] +41%	$0.99	$0.81	$0.66

[1]CAGR calculated using proforma tax rate for FY18 Q3 to normalize new tax laws.

2

3 Agenda Strategic Initiatives 1234Drive Same Store Sales GrowthContinue Omni-Channel LeadershipBuild Out Exclusive Brand PortfolioExpand Our Store BaseInvestment ThesisBoot Barn Story

4 Boot Barn Story

5 Our Customers’ Lifestyle Top 3 Vehicles Sold In 2020 Were Pick-Up Trucks1 Country Music Popularity Continues To Rise2 Hundreds Of Rodeos Held In The United StatesPopular Spectator Sport1Car and Driver 1/6/2021, “25 Best Selling Cars, Trucks and SUVs of 2020” 2 Time 10/28/20, “Why Country Music is Thriving During the COVID-19 Pandemic” 15.8% increase vs. pre-pandemic

6 Diversified Sales Mix Mitigates Risk Western: ~70% of Sales61TTM Fiscal 2022 Q3.Product Mix1 End User1 Channel1 Boots 49%Apparel 35%Hats & Other 16%Men62%Women 26%Unisex8%Kids5%Stores84%Online 16%

7 History of Profitable Growth $23 $32 $39 $46 $41 $49 $68 $79 $95 ~$240FY13FY14FY15FY16FY17FY18FY19FY20FY21FY22 Q3 TTM $233 $346 $403 $569 $619 $678 $777 $846 $893 ~$1.4 BillionFY13FY14FY15FY16FY17FY18FY19FY20FY21FY22 Q3 TTM Net Sales ($MM) Adjusted EBIT ($MM)4Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 monthnet sales of $35.5 million. FY14 includes 30 stores acquired from Baskins with 10 monthnet sales of $63.4 million. Sheplerswas acquired June 29, 2015, the beginning of Q2 FY16. ¹CAGR calculated using FY13 through FY22 Q3 TTM data. 2Fiscal 2017 was a 53-week year. The fiscal 2017 reported results have been adjusted above to reflect management’s estimated 52-week results. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. See thereconciliation included in the Appendix. 3All TTM Q3 Fiscal 2022 results are preliminary and contain an estimate of results for the thirteen weeks ended December 25, 2021. 4 See Adjusted EBIT reconciliation in the Appendix. 2233

8 Strategic Initiatives

9 Strategic Initiatives 1234Drive Same Store Sales Growth

10 Boot Barn Virtuous Cycle of Growth Expand CustomerReach Modernize the Brand Broaden Product Assortment Tailor Customer Communication Invest in CustomerExperience 1 2 3 4 5

11 Expand Customer Reach Legacy Customer Expanded Customer Base 1

12Marketing campaigns historically focused on price, promotion and showcasing 3rd party brands Modernize The Brand: A Look Back GET festival READYMEN’SSelectUp ToBootsJUNE 8TH-14THWhether you’re headed to a festival, concert or just a night out, we’ll outfit you just right — from head to toe — in our new country chic festival wear. We’ve got all the best brands, at the lowest prices, guaranteed. *See reverse for details.$50 OFF* Country C hic Shine Like the Stars In 2

13 In order to attract a broader customer group, we worked to modernize the brand Modernize The Brand: Current Aesthetic Holiday Commercial Updated Creative Fashion Show Teaser Links to Additional Creative 2

③ Broaden Product Assortment

Legacy Offering

Men's

Western Boots



Western Hats



Jeans



Woven Shirts



Women's

Western Boots



Western Hats



Jeans



Woven Shirts



Broader Product Assortment

Hiking Boots



Ball Caps


JAMES

Knit Shirts



Driving Mocs



Charlie 1 Horse



Accessories



Dresses



Flare Jeans



14

15 Tailor Customer Communication Boot Barn Work Email Marketing WonderwestEmail Marketing 4

16 Invest in Customer Experience Legacy Store Updated Design 5

17 Sales Strength Post - COVID 9.4%7.8%6.7%-4.7%-14.9%-5.1%4.6%26.9%78.9%61.7%54.2%Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21Q1'22Q2'22Q3'221Q3 Fiscal 2022 results are preliminary and contain an estimate of results for the thirteen weeks ended December 25, 2021. March 2020Initial impact of COVID-19 Post-Pandemic Consolidated SSS%1

A Decade of Sales Growth Pre-COVID



Pre-Pandemic Consolidated SSS%
Annual SSS% averaged +8% for 9 years
7.7
13.8
16.2
14.2
14.1
18.1
19.6
16.9
17.8
14.3
10.7
7.5
8.2
7.1
3.8
8.9
7.7
7.3
7.2
7.0
5.6
0.1
(2.0)
(1.2)
0.4
1.8
0.2
(0.9)
1.3
1.8
5.2
12.1
11.6
11.3
9.2
8.7
General Retail Softness
Brand Transformation
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19

18

19 Strategic Initiatives 1234 Continue Omni-Channel Leadership

Broadening Our Omni-Channel Capabilities

- Bring Long Tail to Stores
- Ship to Store
- BOPIS
- Return in Store

- Expand Exclusive Brands %
- Improve ROAS
- Lower Cost to Pick & Pack
- Manage Freight / Delivery Cost


Drive Store Traffic
Improve Online Profitability
Deliver Digital Experience in Store
Fulfill Online Demand Efficiently

- Range Finder (finite aisle)
- WHIP (endless aisle)
- Digital Signage
- Handheld Table Roll-out

- DC Fulfillment
- Local Store Fulfillment
- Same Day Delivery
- Vendor Drop Ship

20

21 Enhancing In Store Assortment Exotic Boots Expanded Assortment Extended Sizes

22 Strategic Initiatives 1234 Build Out Exclusive Brand Portfolio

23 Consistent Growth in Exclusive Brands 2.6% 27.9% FY2012FY2022'Q3 YTD 23.4% 27.9% FY2021'Q3 YTDFY2022'Q3 YTD Margin enhancement ~1,000 bpsEstimated FY 2022 growth penetration ~450 bpsQ3 FY 2022 growth penetration ~500 bps21Represents total company exclusive brand penetration.2YTD Q3 Fiscal 2022 results are preliminary and contain an estimate of results for the thirteen weeks ended December 25, 2021 Long-Term EB% Growth1 YTD Q3 EB% vs. LY122

24 Expanding Exclusive Brands Portfolio Ranch Rodeo Country Artist Inspired Western Work

25 Top 5 Brands1 2 1 3 4 5 3 of the Top 5 Brands are Exclusive Brands Western Work / Other = Exclusive brands 1Represents top 5 total company brands for fiscal 2022 Q3 YTD.

26 Strategic Initiatives 1234 Expand Our Store Base

27 New Units Growing Annually by 10%+ 86 117 152 169 208 219 226 240 259 273 300 FY 12FY 13FY 14FY 15FY 16FY 17FY 18FY 19FY 20FY 21FY 22Target Historical Store Base11Reflects estimated store count with Fiscal 2022 estimate to open 27 stores .

Expansion Into New and Existing Markets

2012


MONTANA
OREGON
WYOMING
NEVADA
CALIFORNIA
COLORADO
ARIZONA
NEW MEXICO

- 86 stores
- 8 states

Today


WASHINGTON
MONTANA
N. DAKOTA
OREGON
IDAHO
WYOMING
S. DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
NEVADA
UTAH
COLORADO
NEBRASKA
IOWA
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA
CALIFORNIA
KANSAS
MISSOURI
KENTUCKY
VIRGINIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TENNESSEE
N. CAROLINA
S. CAROLINA
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA

- 289 stores
- 37 states

- Stores in new markets in the Northeast outperforming expectations
- Cannibalization from new stores in existing markets less than anticipated
- Expansion into new markets enhances e-commerce sales
- Opportunity exists to accelerate annual new unit growth beyond 10%
- Total store potential appears conservative

28

Compelling New Store Economics

METRICS	Goals	New Stores Opened After March 2020
Store Size (sq. ft.)	~10,000	~10,000
Year 1 Net Sales[1]	$1.7MM	$4.0MM
Net Capital Investment	$0.4MM	$0.5MM
Net Inventory Investment	$0.4MM	$0.5MM
Cash on Cash Return (Yr. 1)[1]	~30%	~100%
Payback Period[1]	~3 years	~1 year


BOOT BARN



[1]Includes future period projection based on current run rate for stores than have not been open 1 year.

29

Updated Store Design 30

Updated Store Design 31

Updated Store Design 32

33 Investment Thesis

Results Exceed Long Term Earnings Algorithm

METRICS	Goals[1]	Results[2]
+ Annual New Unit Growth[3]	10%+	13%
+ Same Store Sales Growth[4]	Low to Mid Single Digit	11%
+ Merchandise Margin Expansion[5]	25-30 bps	80-90 bps
= Annual EPS Growth[6]	20%	40% 24% excluding TTM

[1]These are not projections; they are goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management,and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in the periodic reports of the Company's filings with the Securities and Exchange Commission. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals.

[2]All TTM Q3 Fiscal 2022 results are preliminary and contain an estimate of results for the thirteen weeks ended December 25, 2021.
[3]CAGR calculated using FY12 through FY22 end of fiscal year targeted store count
[4]Average quarterly SSS% using FY11 through FY22 Q3
[5]Average annual year over year merchandise margin growth using FY15 through FY22 Q3 TTM.
[6]CAGR calculated using FY15 through FY22 Q3 TTM

34

Common Investor Questions

"Are sales benefiting from a Western fashion trend?"

Q3 Two Year Sales Growth%[1]


Total
71%
Ladies Boots & Apparel (Fashion)[1]
95%
Excl. Fashion
63%

"What is the potential for new unit growth?"


~13% CAGR[2]
86
117
152
169
208
219
226
240
259
273
300
FY 12
FY 13
FY 14
FY 15
FY 16
FY 17
FY 18
FY 19
FY 20
FY 21
FY 22[3] Target

"Can you continue to grow from this new level of sales?"


11%
22%
11 Year SSS% Avg
11 Year Sales CAGR
FY2021 Q4[4] QTD SSS%
31%
FY2022 Q4[4] QTD SSS%
48%

"What is driving your sales growth?"


100%
0%
Basket Size
Transaction Count
New Customers
Legacy Customers
Composition of Sales Growth

[1]All Q3 Fiscal 2022 results are preliminary and contain an estimate of results for the thirteen weeks ended December 25, 2021.
[2]CAGR calculated using FY13 through FY22 Q3 TTM data.
[3]Reflects estimated store count with Fiscal 2022 estimate to open or acquire 27 stores
[4] Represents the first 11 days of Q4 and all Q4 Fiscal 2022 results are preliminary

35

Boot Barn is a Compelling Investment Story

National Leader in Attractive Niche

- Leading player in a $20 billion niche industry
- Brick-and-mortar presence in 37 states and online sales in all 50 states plus international
- Pressure-tested model

World Class Omni-Channel Capabilities

- Strong variety of omni-channel offerings in place
- Ability to drive incremental traffic to stores
- Improved customer satisfaction with added convenience and quicker delivery

Strong New Unit Growth Opportunities

- Proven ability to open stores in both new and existing markets
- Store-preferred shopping experience
- Minimal sales cannibalization from opening stores in existing markets

Lifestyle Brand with Loyal Customer

- Genuine lifestyle retail brand
- Extremely loyal customers seeking authenticity
- Lifestyle experience across stores, e-commerce and events

Profit Enhancement Opportunities

- Proven ability to drive merchandise margin expansion with full-price selling model
- Incremental profitability opportunity in online channel
- Economies of scale in purchasing & ability to leverage expenses

House of Brands Strategy

- Deep breadth and depth of assortment
- Comprehensive and unique assortment of hundreds of brands and thousands of styles
- Successful and growing exclusive brand presence

36

40 Appendix

Adjusted EBIT Reconciliation

(in thousands)	TTM Ended December 25, 2021[1]	March 27, 2021	March 28, 2020	March 30, 2019	March 31, 2018	April 1, 2017[2]	March 26, 2016	March 28, 2015	March 29, 2014	March 30, 2013
		Fiscal Year Ended								
Net income	$ 172,289	$ 59,386	$ 47,949	$ 39,022	$ 28,879	$ 13,389	$ 9,868	$ 13,730	$ 5,660	$ 680
Income tax expense	49,246	17,864	12,364	8,974	2,300	8,414	7,443	8,466	3,321	826
Interest expense, net	7,507	9,442	13,310	16,331	15,076	14,422	12,923	13,291	11,594	7,415
Other income, net	(234)	(366)	45	(5)	-	-	-	(51)	(39)	(21)
EBIT	228,808	86,326	73,668	64,322	46,255	36,224	30,234	35,436	20,536	8,900
Non-cash stock-based compensation (a)	9,954	7,158	4,908	2,873	2,248	2,966	2,881	2,048	1,291	787
Non-cash accrual for future award redemptions (b)	1,215	512	214	567	(230)	85	4	(49)	591	219
Acquisition-related expenses (c)	-	-	-	-	-	-	891	-	671	1,138
Acquisition-related integration costs (d)	-	-	-	-	-	-	10,338	-	6,167	2,061
Amortization of inventory fair value adjustment (e)	-	-	-	-	-	-	(500)	-	867	9,199
Loss on disposal of assets and contract termination costs (f)	203	87	417	23	252	367	1,373	134	1,980	322
Loss/(gain) on adjustment of ROU asset and liability (g)	(247)	295	(186)	-	-	-	-	-	-	-
Secondary offering costs (h)	-	-	-	176	294	-	317	541	-	-
Other due diligence expenses (i)	-	-	-	-	-	-	-	864	-	698
Store impairment charge (j)	-	384	191	455	83	1,164	-	-	-	-
Other income, net	234	366	(45)	5	-	-	-	51	39	21
Adjusted EBIT	$ 240,167	$ 95,128	$ 79,167	$ 68,421	$ 48,902	$ 40,806	$ 45,538	$ 39,025	$ 32,142	$ 23,345

[1]All TTM Q3 Fiscal 2022 results are preliminary and contain an estimate of results for the thirteen weeks ended December 25, 2021.

[2]The fiscal 2017 column has been adjusted to reflect management's estimated 52-week results as fiscal 2017 was a 53-week year. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. As such, the Company has estimated fiscal 2017 net income, excluding the 53rd week, to be $13.4 million compared to GAAP net income of $14.2 million. In calculating estimated Adjusted EBIT on a 52-week basis, the Company also adjusted income tax expense, interest expense, and stock based compensation expense by taking 52/53rds of the GAAP reported fiscal 2017 numbers.

(a) Represents non-cash compensation expenses related to stock options, restricted stock awards, restricted stock units and performance share units granted to certain of our employees and directors.

(b) Represents the non-cash accrual for future award redemptions in connection with our customer loyalty program.

(c) Includes direct costs and fees related to the acquisitions of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively.

(d) Represents certain store integration, remerchandising, inventory obsolescence and corporate consolidation costs incurred in connection with the integration of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. Fiscal 2016 includes an adjustment to normalize the gross margin impact of sales of discontinued inventory from Sheplers, which was sold at a discount or written off. The adjustment assumes such inventory was sold at Sheplers' normalized margin rate.

(e) Represents the amortization of purchase-accounting adjustments that adjusted the value of inventory acquired to its fair value.

(f) Represents loss on disposal of assets and contract termination costs.

(g) Represents a loss/(gain) on adjustment of a ROU asset and liability.

(h) Represents professional fees and expenses incurred in connection with secondary offerings conducted in January 2018, May 2018 and February 2015 and a Form S-1 Registration Statement filed in July 2015 and withdrawn in November 2015.

(i) Represents professional fees and expenses incurred in connection with acquisition activity.

(j) Represents store impairment charges recorded in order to reduce the carrying amount of the assets to their estimated fair values.

38